UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Repurchase Agreement

On July 23, 2019, PennyMac Financial Services, Inc. (the “Company”), through its wholly-owned subsidiary, PennyMac Loan Services, LLC (“PLS”), entered into an amendment (the “Amendment”) to its Master Repurchase Agreement, dated as of August 19, 2016, by and among JPMorgan Chase Bank, N.A. (“JPM”) and PLS (the “Repurchase Agreement”), pursuant to which PLS may sell to, and later repurchase from, JPM certain newly originated mortgage loans. The obligations of PLS under the Repurchase Agreement are fully guaranteed by Private National Mortgage Acceptance Company, LLC (“PNMAC”), which is the parent company of PLS and a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Amendment, the maximum aggregate purchase price provided for in the Repurchase Agreement was increased from $500 million to $1 billion, the uncommitted amount of which was increased from $450 million to $950 million. All other terms and conditions of the Repurchase Agreement and the related guaranty, including the $50 million committed amount and the October 11, 2019 termination date, remain the same in all material respects.

The foregoing descriptions of the Amendment, the Repurchase Agreement and the related guaranty by PNMAC do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1; (ii) the descriptions of the Repurchase Agreement and the related guaranty in the Company’s Current Report on Form 8-K as filed on August 23, 2016; (iii) the full text of the Repurchase Agreement and the related guaranty attached thereto as Exhibits 10.1 and 10.2, respectively; and (iv) the full text of all other amendments to the Repurchase Agreement filed thereafter with the SEC.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Sixth Amendment to Master Repurchase Agreement, dated as of July 23, 2019, by and among PennyMac Loan Services, LLC and JPMorgan Chase Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: July 25, 2019	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer